SUBSCRIPTION AGREEMENT & CONFIDENTIONAL QUESTIONAIRE


         Re: Private placement of Units, each Unit consisting of a 8% $30,000 Promissory Note, 9,000 shares of Common Stock and a warrant to purchase 3,000 shares of Common Stock
                  ---------------------------------------------------------


Dear Subscriber:

         TTR Inc., a Delaware corporation (the "Company"), is offering a minimum of four (4) units up to a maximum of fifty (50) units (the "Units"), each Unit consisting of (i) a 8% $30,000 promissory note, (ii) 9,000 shares of Company Common Stock, par value $0.001 (the "Common Stock) and (iii) a warrant to purchase 3,000 shares of Common Stock at an exercise price of $6.00 per share, all as described more particularly in the Private Placement Memorandum, dated December 1, 1998, accompanying this Subscription Agreement (the "Memorandum"), through Roan Capital Partners LP. as exclusive placement agent. The Notes, Shares and warrants are collectively referred to herein as the "Securities".

         The Units are being offered on a "best efforts" basis, during an offering period commencing on the date hereof and expiring on December 31, 1998, subject to two sixty day extensions by the Company and the Placement Agent. The Company expects to hold an interim closing of this Offering at such time as subscriptions for 4 Units have been accepted by the Company. The final closing of this Offering is expected to occur on or about December 31, 1998, when all 50 Units have been placed, subject to extensions as provided above. The Company and the Placement Agent may extend the Offering or may cancel the Offering, rescind any subscription and return funds received without deductions or interest. The price for each Unit shall be payable upon execution of the Subscription Agreement. The Company may accept subscription for fractional Units.

         Pending the initial closing and any interim closings thereafter, each prospective investor's payment accompanying the investor's Subscription Agreement will be deposited in a segregated, non-interest bearing escrow. The terms of the offering and of an investment in the Company are more fully described in the Offering Materials. A check made to the order of "American Stock Transfer & Trust Company" as agent for TTR Inc. in the amount equal to the purchase price for the amount hereby subscribed for should accompany this Subscription Agreement. In lieu of a check, a wire transfer can be made to American Stock Transfer & Trust Company in accordance with the instructions of the Placement Agent.

         You have indicated your desire to participate in this private offering and to subscribe to and agree to purchase Units in the principal amount of $___________, receipt of which the Company acknowledges.

                 The Company will advise the Subscriber within 10 days after receipt of this subscription whether this subscription has been accepted or rejected. If this subscription is rejected, or if the offering is withdrawn, the Company will return the amount paid by the Subscriber herewith as promptly as practicable, without interest or deduction, and this subscription thereby shall be canceled and of no further force or effect. If this subscription is rejected or if the offering is withdrawn, the Subscriber agrees to return to the Company the Offering Materials and all other documents concerning the offering. The Subscriber may not withdraw this subscription or any amount paid pursuant thereto except as otherwise provided below.

                 Neither the Units nor the securities underlying the Units have been registered under the registration provisions of the Securities Act of 1933, as amended (the "Act"), and are being offered and sold by the Company in reliance upon an exemption from registration under Section 4(2) and 4(6) of the Act, and Regulation D promulgated thereunder.

                 As an inducement to the company to accept your subscription, you represent and warrant as follows:

        (A) You acknowledge and understand that the offering and sale of the Units are intended to be exempt from registration under the Act, by virtue of Sections 4(2) and 4(6) of the Act and Regulation D promulgated thereunder ("Regulation D") and, in accordance therewith and in furtherance thereof, you represent and warrant agree with the Company as follows [Please check statements applicable to you]:

                 The   undersigned  is  an  accredited   investor   because  the
undersigned is (check appropriate item):

          __ (a) A Savings and loan association or other institution specified in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a savings and loan association, or if the employee benefit plan has total assets excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          __ (b) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

          __ (c) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          __   (d) A director or executive officer of the Company;

          __ (e) A natural person whose net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

          __ (f) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          __ (g) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

          __ (h) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor.)

      _____ You confirm that you have the capacity to protect your own interests in connection with this transaction by reason of your business and financial experience.

      _____ You are able to bear the financial and economic risk of your investment and bear the risk of the loss of your entire investment.

      _____ Your investment does not exceed 10% of your net worth or joint net worth with that of your spouse.

           In addition to the above criteria, if you are a resident of the Commonwealth of Pennsylvania, you represent that you will not sell or transfer the Securities purchased for a period of twelve (12) months after the date of purchase thereof unless they are subsequently registered under the Pennsylvania Act of 1972 or under the Act. Moreover, you represent that you have been advised of your right to withdraw acceptance of our offer to purchase the Units within two (2) business days of the date receipt by the issuer of my binding contract of purchase.

      (B) You have such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment., and you or your representatives have received such information requested by you concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment. Further, you acknowledge that you, your attorney, accountant or adviser have had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company's contracts, agreements and obligations. Except as specifically set forth herein, no representation of warranty is made by the Company to induce you to make this investment, and any representation or warranty not made herein is specifically disclaimed.

      (C) You are making this investment for your own account and are purchasing the Units for investment purposes only and not with a present view to the resale or other distribution thereof:

      (D) You are making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale Units to you for purposes of federal and state securities laws.

      (E) You further acknowledge that you have been advised that the Units or the securities underlying the Units have not been registered under the provisions of the Act and that the Company has represented to you that the Units have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) and 4(6) of the Act and Section 25102 (f) of the Code.

      (F) In entering into this Agreement and in purchasing the Units, you further acknowledge that:

          (i) The Company has informed you that the Units have not been offered for sale by means of general advertising or solicitation.

          (ii) the Units may not be resold by you in absence of registration under the Act or an available exemption from registration.

          (iii) The following legend shall be placed on the Certificate(s) evidencing the securities underlying the Units:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

          (iv) The Company may place a stop transfer order on its transfer books against the transfer of the securities underlying the Units. Such stop order will be removed, and further transfer of the Units or securities underlying the Units will be permitted upon an effective registration of the Units (as to the Company has no obligation to file), or the receipt by the Company of an opinion of counsel that such further transfer may be effected pursuant to an applicable exemption from registration.

          (v) The purchase of the Units involves risks which you have evaluated, and you are able to bear the economic risk of the purchase of the Units. You have been advised of the current financial condition of the Company and of the possible adverse effects of such financial condition on the Company's general business.

      (G) The undersigned has completed the accompanying Investor Questionnaire and has delivered it herewith and represents and warrants that it accurately sets forth the financial condition on the date hereof. The undersigned has no reason to expect there will be any material adverse change in his or her financial condition and will advise the Company of any such changes occurring prior to acceptance of my subscription.

      (H) The undersigned has relied only on the information otherwise provided to him or her in writing by the Company relating to this investment.

      (I) The undersigned understands that all documents, records, and books pertaining to this investment have been made available for inspection by him or her, his or her attorney and/or his or her accountant.

      (J) The undersigned has had a reasonable opportunity to ask questions of and receive answers from a person acting on behalf of the Company concerning the offering of the Units and all such questions have been answered to the full satisfaction of the undersigned.

      (K)  The  undersigned  is not  purchasing  the  Units  as a  result  of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

      (L) The undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment, and the undersigned is prepared to lose his or her entire investment in the Units.

      (M) The undersigned's overall investments that are not readily marketable is not, and his acquisition of the Units will not count such overall commitment to become, disproportionate to his or her net worth.

      You acknowledge that you have made your own investigation concerning the business and affairs of the Company and in that connection, you acknowledge the previous receipt of the Offering Materials.

      (N) The undersigned agrees to indemnify and hold harmless the Company and the Placement Agent, the officers, directors, and affiliates of the Company or the Placement Agent, and each other person , if any, who controls the Company or the Placement Agent, within the meaning of Section 15 of the Act, against any and all loss, liability, claim, damage and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

      (O) The undersigned hereby acknowledges and agrees, subject to any applicable state securities law, the subscription and application hereunder are irrevocable, that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

      (P) The undersigned is not relying on the Company or any agent thereof with respect to the financial or tax considerations with respect to an investment in the Securities.

      (Q) The undersigned shall provide, upon request, such information and execute and deliver such documents as may be reasonably requested to comply with all laws to which the Company may be subject, including without limitation, such additional information as the Company may deem appropriate.

       (R) The execution, delivery and performance of this Agreement by the undersigned (i) will not constitute a default under or conflict with any agreement or instrument to which the undersigned is a party or by which it or its assets are bound, (ii) will not conflict with or violate any order, judgment, decree, statute, ordinance or regulation applicable to the undersigned (including, without limitation, any applicable laws relating to permissible legal investments) and (iii) do not require the consent of any person or entity. This Agreement has been duly authorized, executed and delivered by the undersigned and constitutes the valid and binding agreement of the undersigned enforceable against it in accordance with its terms.

      (S) The undersigned has not retained, or otherwise entered into any agreement or understanding with, any broker or finder in connection with the purchaser of Securities by the undersigned other than Roan Capital Partners L.P., and the undersigned acknowledges that the Company will not incur any liability for any fee, commission or other compensation on account of any such retention, agreement or understanding by the undersigned other than to Roan Capital Partners L.P.

       (T) The representations, warranties and agreements of the undersigned contained herein shall be true and correct in all materials respects on and as of the Closing Date of the sale of the Securities as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Securities.

           Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

           Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company or (b) delivered personally at such address.

           This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

            This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

           Each provision of this Subscription Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof.

           This Subscription Agreement is not transferable or assignable by the undersigned except as may be provided herein.

           This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to residents of that state executing contracts wholly to be performed in that state.

      We would appreciate your countersigning and returning two copies of this Subscription Agreement. A countersigning copy of this Subscription Agreement will be returned to you, together with certificates for the securities underlying the Unit purchased. For the purpose of having the certificates for the securities prepared, please indicate the exact manner in which the certificates representing the Units is to be made out in the space provided for below.

Date Executed: ______________, 1998.

                                            Very truly yours,

                                            TTR  Inc.

                                            By:    ________________
                                            Name:  Marc Tokayer
                                            Title: President

                  AGREED TO AND ACCEPTED:

(INDIVIDUAL)                                (CORP., PRTSHP OR TRUST)

-------------------                         ------------------------------
Signature of Subscriber                     Name of Corp., Prtshp or Trust

                            By:   ____________________
                            Name:
                            Title:

When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full title. If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate Fed. Ident. No. and seal if appropriate. If a partnership, sign in partnership name by authorized person. In the case of joint ownership, each Joint owner must sign.


Certificate for Units to be made out as follows:

-------------------
Name



---------------------------------------------------------
Address & Fax

-----------------------------------------            -------------
Social Security No. or Federal Ident. No.            Telephone No.

      THE SECURITIES OFFERED PURSUANT TO THE CONFIDENTIAL MEMORANDUM DATED DECEMBER 1, 1998 AND THE EXHIBITS ATTACHED THERETO (COLLECTIVELY, THE "OFFERING MATERIALS") HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTERATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND APPLICABLE STATE SECURITIES LAWS FOR NON-PUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFER OF THE UNITS AND SECURITIES UNDERLYING THE UNITS.

         THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

         NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAW IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

         THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

         THE OFFERING MATERIALS ARE SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES AND DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. IN ADDITION, THE OFFERING MATERIALS CONSTITUTE AN OFFER ONLY IF A NAME AND IDENTIFICATION NUMBER APPEAR IN THE APPROPRIATE SPACES PROVIDED ON THE COVER PAGE OF THE CONFIDENTIAL TERM SHEET AND CONSTITUTE AN OFFER ONLY TO THE PERSON WHOSE NAME APPEARS THEREON. ANY REPRODUCTION OR DISTRIBUTION OF THE OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THECOMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIMSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

                                BLUE SKY LEGENDS

                       NOTICE TO PRESIDENTS OF ALL STATES

THE UNITS AND SECURITIES UNDERLYING THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.

FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FOR NEW YORK RESIDENTS

THIS OFFERING MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL


                          FOR RESIDENTS OF CONNECTICUT

THE SECURITIES  OFFERED HEREBY ARE OFFERED  PURSUANT TO A CLAIM OF EXEMPTION AND
HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT. THE SECURITIES OFFERED HEREBY CANNOT, THEREFORE, BE RESOLD OR TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                              FOR FLORIDA RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS THEREIN. SECTION 517.061 (11) (A) (5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT") PROVIDES THAT ANY PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER SECTION 517.061 (11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE BUSINESS DAYS AFTER HE TENDERS CONSIDERATION FOR SUCH SECURITIES. THEREFORE ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RECISSION RIGHT WITHIN THREE BUSINESS DAYS AFTER TENDERING CONSIDERATION FOR THE

INVESTMENT PACKAGES BY TELEPHONE, TELEGRAM, OR LETTER NOTICE TO THE COMPANY AT THE ADDRESS OR TELEPHONE NUMBER PROVIDED IN THIS MEMORANDUM. ANY TELEGRAM OR LETTER SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUEST SHOULD BE CONFIRMED IN WRITING.


                           FOR PENNSYLVANIA RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT. THE SECURITIES PURCHASED HEREUNDER CANNOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE PENNSYLVANIA SECURITIES ACT OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE REGULATORY SECURITIES AUTHORITY OF THE COMMONWEALTH OF PENNSYLVANIA HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. SALES OF THESE SECURITIES TO THE RESIDENTS OF THE COMMONWEALTH OF PENNSYLVANIA ARE SUBJECT TO THE FOLLOWING CONDITIONS:

(1) EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THESE SECURITIES MUST AGREE IN WRITING NOT TO SELL OR TRANSFER THESE SECURITIES FOR A PERIOD OF 12 MONTHS FROM THE DATE OF THE CLOSING OF THE SALE OF THE SECURITIES OFFERED HEREBY IF SUCH SALE OR TRANSFER WOULD VIOLATE SECTION 203 (D) OF THE PENNSYLVANIA SECURITIES ACT OR THE REGULATIONS THEREUNDER; AND

(2) EACH  PENNSYLVANIA  RESIDENT WHO  SUBSCRIBES  FOR  SECURITIES HAS THE RIGHT,
PURSUANT TO SECTION 207 (M) OF THE PENNSYLVANIA SECURITIES ACT OF 1972, TO WITHDRAW HIS SUBSCRIPTION, AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN TWO BUSINESS DAYS AFTER THE DATE OF RECEIPT BY THE ISSUER OF THE INVESTOR'S EXECUTED SUBSCRIPTION AGREEMENT. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM INDICATING HIS INTENTION TO WITHDRAW TO:

                                     TTR Inc
                          The Columbus Circle Building
                            1841 Broadway, 11th Floor
                               New York, NY 10023
                                Fax: 212-333-7891

SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, YOU MUST ALSO SEND A TELEGRAM CONFIRMING YOUR REQUEST.

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

                          FOR TENNESSEE RESIDENTS ONLY

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


                            FOR TEXAS RESIDENTS ONLY

EACH PURCHASER OF THE UNITS MUST BEAR THE ECONOMIC RISKS OF AN INVESTMENT IN SUCH SECURITIES FOR AN INDEFINITE PERIOD OF TIME PRIOR TO ANY SUBSEQUENT RESALE OF SUCH UNITS BECAUSE THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES LAWS OF TEXAS OR THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR SOLD BY A PURCHASER THERETO EXCEPT IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS OF TEXAS AND THE SECURITIES ACT OF 1933 OR PURSUANT TO AN EFFECTIVE REGISTRATION THEREUNDER.


                            FOR CALIFORNIA RESIDENTS

IT IS UNLAWFUL TO CONSUMMATE A SALE OF THE UNITS OR ANY INTEREST THEREIN OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S


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